NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund (formerly, NVIT Core Bond Fund)
NVIT Loomis Short Term Bond Fund
Supplement dated March 17, 2025
to the Prospectus dated April 29, 2024
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Federated High Income Bond Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on March 12, 2025, the Board approved the termination of Federated Investment Management Company (“Federated”) as the subadviser to the NVIT Federated High Income Bond Fund (the “Fund”) and the appointment of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as the Fund’s new subadviser, effective on or about April 14, 2025 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Loomis Short Term High Yield Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

b.	The table under the heading “Fees and Expenses” on page 23 of the Prospectus is hereby deleted and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I Shares
Management Fees	0.68%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver/Expense Reimbursement(1)	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.87%

(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.72% until at least April 30, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

c.	The table under the heading “Example” beginning on page 23 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$303	$535	$1,202

d.	The information under the heading “Principal Investment Strategies” beginning on page 23 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in U.S. dollar-denominated high-yield bonds (commonly known as “junk bonds”) of U.S. and foreign issuers, including those in emerging market countries. Securities selected for the Fund normally are lower-rated or are below investment grade, with no minimum acceptable rating. These bonds primarily include corporate debt securities, such as notes, bonds, debentures and commercial paper, but may include convertible securities and corporate loans. Some of the securities in which the Fund invests may be zero‑coupon bonds.
The subadviser performs its own credit analysis to determine the creditworthiness and yield potential of a security, and seeks a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In selecting high-yield bonds, the Fund’s subadviser utilizes its internal research team that covers a broad universe of industries, companies and markets. The subadviser employs a selection strategy that focuses on a value-driven, bottom‑up approach to identify securities that provide an opportunity for high current income as well as capital appreciation. The subadviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. The subadviser emphasizes in‑depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The subadviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. In order to manage issuer risk, the subadviser seeks to diversify the Fund’s holdings. Under normal circumstances, the Fund invests at least 80% of its accounts market value in high-yield rated bonds. In deciding which securities to buy and sell, the subadviser considers, among other things, the financial strength of the issuer, current interest rates, current valuations, the subadviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the subadviser’s expectations concerning the potential return of those investments.
In order to provide the potential for additional income and to manage market volatility, the subadviser separately manages a diversified portion of the Fund (targeting approximately 20% of the Fund’s accounts market value at the time of purchase) invested in securitized assets, such as mortgage-backed and asset-backed securities. For this portion of the Fund, the subadviser purchases many securities that are rated investment grade, although it also may purchase securities that are rated below investment grade. In managing this portion, the subadviser uses a bottom‑up, fundamental research process to select individual securities for the Fund. The decision to buy or sell a particular security is driven largely by the subadviser’s view of the fundamentals of the issue compared to the prevailing market valuation, which may be higher (suggesting a potential sell decision) or lower (suggesting a potential buy decision).
In managing the Fund’s overall portfolio, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the ICE BofA 1‑3 Year BB-B US Cash Pay High Yield Index (the “Index”). As of December 31, 2024, the average portfolio duration of the Index was 1.54 years. The subadviser may buy or sell derivatives, such as futures, forwards or credit default swaps, in order to hedge against investment risks or to expose the Fund’s cash holdings to the investment characteristics of securities in which the Fund may invest.

e.	The information under the heading “Principal Risks” beginning on page 24 of the Prospectus is modified as follows:

i.	“Sector risk” and “Derivatives risk” are each deleted in their entirety.

ii.	The following risks are hereby added:
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including nonexchange traded or over‑the‑counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

f.	The information under the heading “Portfolio Management – Subadviser” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:
Loomis, Sayles & Company, L.P.

g.	The table under the heading “Portfolio Management – Portfolio Managers” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Matthew J. Eagan, CFA	Portfolio Manager, Head of Full Discretion	Since 2025
Peter S. Sheehan	Portfolio Manager	Since 2025
Christopher J. Romanelli, CFA	Associate Portfolio Manager & Strategist	Since 2025
Stephen M. L’Plante, CFA	Portfolio Manager, Senior Analyst, Non‑Agency RMBS & Covered Bonds, Mortgage & Structured Finance	Since 2025
Alessandro Pagani, CFA	Portfolio Manager, Head of Mortgage & Structured Finance	Since 2025

h.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in U.S. dollar-denominated high-yield bonds (commonly known as “junk bonds”) of U.S. and foreign issuers, including those in emerging market countries. Securities selected for the Fund normally are lower-rated or are below investment grade, with no minimum acceptable rating. These bonds primarily include corporate debt securities, such as notes, bonds, debentures and commercial paper, but may include convertible securities and corporate loans. Some of the securities in which the Fund invests may be zero‑coupon bonds, which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.
The subadviser performs its own credit analysis to determine the creditworthiness and yield potential of a security, and seeks a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In selecting high-yield bonds, the Fund’s subadviser utilizes its internal research team that covers a broad universe of industries, companies and markets. The subadviser employs a selection strategy that focuses on a value-driven, bottom‑up approach to identify securities that provide an opportunity for high current income as well as capital appreciation. The subadviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts. The subadviser emphasizes in‑depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The subadviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. In order to manage issuer risk, the subadviser seeks to diversify the Fund’s holdings. Under normal circumstances, the Fund invests at least 80% of its accounts market value in high-yield bonds. In deciding which securities to buy and sell, the subadviser considers, among other things, the financial strength of the issuer, current interest rates, current valuations, the subadviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the subadviser’s expectations concerning the potential return of those investments.
In order to provide the potential for additional income and to manage market volatility, the subadviser separately manages a diversified portion of the Fund (up to 20% of the Fund’s net assets at the time of purchase) in securitized assets, such as mortgage-backed and asset-backed securities. For this portion of the Fund, the subadviser purchases many securities that are rated investment grade, although it also may purchase securities that are rated below investment grade. In managing this portion, the subadviser uses a bottom‑up, fundamental research process to select individual securities for the Fund. The decision to buy or sell a particular security is driven largely by the subadviser’s view of the fundamentals of the issue compared to the prevailing market valuation, which may be higher (suggesting a potential sell decision) or lower (suggesting a potential buy decision).
In managing the Fund’s overall portfolio, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the ICE BofA 1‑3 Year BB‑B US Cash Pay High Yield Index (the “Index”). As of December 31, 2024, the average portfolio duration of the Index was 1.54 years. The subadviser may buy or sell derivatives, such as futures, forwards or credit default swaps, in order to hedge against investment risks or to expose the Fund’s cash holdings to the investment characteristics of securities in which the Fund may invest.

i.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 47 of the Prospectus is modified as follows:

i.	“Non‑investment grade” and “Qualitative analysis” are each deleted in their entirety.

ii.	The following key terms are hereby added:
Asset-backed securities – debt securities s issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.
Bottom‑up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Convertible securities – generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
Duration – a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Investment grade – the e four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – debt securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

j.	The information under the heading “How the Funds Invest – Principal Risks” on page 48 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CONVERTIBLE SECURITIES RISK, CORPORATE LOANS RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PREPAYMENT AND CALL RISK, SELECTION RISK and ZERO COUPON BONDS RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 54.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

k.	The information relating to Federated under the heading “Fund Management – Subadvisers” beginning on page 64 of the Prospectus is deleted in its entirety.

l.	The information relating to Loomis Sayles under the heading “Fund Management – Subadvisers” beginning on page 64 of the Prospectus is restated as follows:
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, MA 02111, is a subadviser to the NVIT Loomis Core Bond Fund, NVIT Loomis Short Term Bond Fund and NVIT Loomis Short Term High Yield Fund. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $389.3 billion in assets under management as of December 31, 2024.

m.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 64 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Loomis Short Term High Yield Fund
Mr. Eagan is a Portfolio Manager and Head of the Full Discretion Team at Loomis Sayles. He joined Loomis Sayles in 1997 and has 34 years of investment industry experience.
Mr. Sheehan is a Portfolio Manager on the Full Discretion Team at Loomis Sayles. He joined Loomis Sayles in 2012 and has 17 years of investment industry experience.
Mr. Romanelli is a Portfolio Manager on the Full Discretion Team at Loomis Sayles. He joined Loomis Sayles in 2010 and has 19 years of investment industry experience.
Mr. LaPlante is a Portfolio Manager and Securitized Strategist on the Mortgage and Structured Finance Team at Loomis Sayles. He joined Loomis Sayles in 2017 and has 15 years of investment industry experience.
Mr. Pagani is a Portfolio Manager and Head of the Mortgage and Structured Finance Team at Loomis Sayles. He joined Loomis Sayles in 2008 and has 27 years of investment industry experience.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE